VOYA SIMPLICITY VARIABLE ANNUITY

A GROUP AND INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company
and its

Separate Account B

Supplement Dated May 22, 2018

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Defined terms in this supplement shall have the same meaning given to them in your prospectus.

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IMPORTANT INFORMATION ABOUT THE COMPANY

On December 20, 2017, Voya, entered into a Master Transaction Agreement (the “Agreement”) with VA Capital Company LLC, a newly formed Delaware limited liability company (“VA Capital”), and Athene Holding Ltd., a Bermuda limited company, pursuant to which VA Capital’s wholly-owned subsidiary Venerable Holdings Inc. will acquire all of the shares of the capital stock of the Company and all of the membership interests of Directed Services LLC, our affiliate and the principal underwriter and distributor of the Contract as well as for our other variable contracts. The transaction will result in Voya’s disposition of substantially all of its variable annuity and fixed and fixed indexed annuity businesses and related assets. The transaction is expected to close in the second or third quarters of 2018. The consummation of the closing under the Agreement is subject to conditions specified in the Agreement, including the receipt of required regulatory approvals. The transaction will NOT change the terms, features and benefits of your Contract.

INFORMATION ABOUT THE CONTRACT’S
FUND FEES AND EXPENSES

The following table shows the minimum and maximum total annual fund operating expenses that you may pay periodically during the time that you own the Contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is contained in the prospectus for the fund.

	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.54%	1.30%

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IMPORTANT INFORMATION ABOUT THE INVESTMENT PORTFOLIOS, OR FUNDS, AVAILABLE THROUGH THE CONTRACT

The following chart lists the funds that are currently available through the Contract, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about these funds can be found in the current prospectus and Statement of Additional Information for each fund. If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating contract value to the subaccounts that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Government Liquid Assets Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.
Voya Index Plus LargeCap Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.
Voya Index Plus MidCap Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.
Voya Index Plus SmallCap Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.
Voya Intermediate Bond Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya International Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Limited Maturity Bond Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

VY® Invesco Equity and Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks total return consisting of long-term capital appreciation and current income.
VY® T. Rowe Price Capital Appreciation Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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